Commerce Union Bancshares, Inc.

Reliant Bank
GROW TOGETHER

Hovde Investor Conference

November 2017

Nasdaq: CUBN

Safe Harbor Statements

FORWARD LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this presentation are statements of "forward-looking statements" by Commerce Union Bancshares, Inc. ("***Commerce Union***") within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "anticipate," "expect," "may," "will," "assume," "should," "predict," "could," "would," "intend," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Commerce Union of the proposed merger of Commerce Union and Community First, Inc. ("***Community First***"), Commerce Union's future financial and operating results (including the anticipated impact of the proposed merger of Commerce Union and Community First on the combined company's earnings per share and tangible book value) and Commerce Union's plans, objectives and intentions.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Commerce Union and Community First to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, these specifically described in Item 1A of Part I of Commerce Union's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as the following: (1) the risk that Commerce Union may not enter into the proposed merger with Community First, (2) the risk that the cost savings and any revenue synergies from the proposed merger of Commerce Union and Community First (if it is consummated) may not be realized or take longer than anticipated to be realized, (3) the ability of Commerce Union and Community First to meet expectations regarding the timing and completion and accounting and tax treatment of the proposed merger, (4) the effect of the announcement of the proposed merger on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers), (5) the risk that integration of Community First's operations with those of Commerce Union will be materially delayed or will be more costly or difficult than expected, (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (7) the amount of the costs, fees, expenses, and charges related to the proposed merger, (8) reputational risk and the reaction of the parties' customers, suppliers, employees or other business partners to the proposed merger, (9) the failure of the closing conditions to be satisfied, or any unexpected delay in closing the proposed merger, (10) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by Commerce Union's issuance of additional shares of its common stock in the proposed merger and the private placement, (12) the possibility that our asset quality will decline or that we experience greater loan losses than anticipated, (13) the potential for increased levels of other real estate, primarily as a result of foreclosures, (14) the impact of liquidity needs on our results of operations and financial condition, (15) competition from financial institutions and other financial service providers, (16) economic conditions in the local markets where we operate, (17) our ability to retain the services of key personnel, (18) our ability to adapt to technological changes, (19) the risks that our cost of funding could increase, (20) negative developments in our mortgage banking services, including declines in our mortgage originations or profitability due to rising interest rates and increased competition and regulation, our or third parties' failure to satisfy mortgage servicing obligations, and the possibility that we are required to repurchase mortgage loans or indemnify buyers of mortgage loans, (21) our ability to monitor the performance of third party service providers that provide material services to our business, (22) system failures, data security breaches, including as a result of cyber-attacks, or failures to prevent breaches of our network security, (23) fluctuations in the securities markets and their impact on the securities held in our securities portfolio, and (24) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in Commerce Union's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the SEC and available on the SEC's website at http://www.sec.gov. Commerce Union believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Commerce Union disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Safe Harbor Statements

NOTICE TO PROSPECTIVE INVESTORS

The information contained herein is a summary and it is not complete. It has been prepared for use only in connection with a private placement (the "Placement") of securities (the "Securities") of Commerce Union. The Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in a private placement exempt from registration under the Securities Act and other applicable securities laws, and may not be re-offered or re-sold absent registration or an applicable exemptions from the registration requirements. The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

The information contained herein is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of Commerce Union and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in Commerce Union's business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither Commerce Union nor any of its affiliates undertakes any obligation to update or revise this presentation. Commerce Union anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information, and complete your own due diligence review concerning Commerce Union and the Placement prior to entering into any agreement to purchase Securities. By accepting delivery of the information contained herein, you agree to undertake and rely on your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding Commerce Union and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters.

Commerce Union shall not have any liability for any information included herein or otherwise made available in connection with the Placement, except for liabilities expressly assumed by Commerce Union in the securities purchase agreement and the related documentation for each purchase of Securities.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or other jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. Commerce Union does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Safe Harbor Statements

NON-GAAP FINANCIAL MEASURES

This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and, therefore, are considered non-GAAP financial measures. Commerce Union's and Community First's management use these non-GAAP financial measures in their analysis of the performance, financial condition, and efficiency of operations of their respective entities. Management of Commerce Union believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.

This presentation contains certain non-GAAP financial measures, including, without limitation, tangible assets, tangible book value, tangible common equity, return on average tangible common equity, tangible common equity to assets, efficiency ratio, core income return on average assets, and core income return on average equity. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this presentation.

Reliant Bank

GROW TOGETHER

Company Overview

November 2017

Company Timeline

8/14/2006
Commerce Union Bank established

1/9/2006
Reliant Bank established

4/28/2014
CUBN and Reliant announce merger

4/1/2015
CUBN and Reliant close merger

7/7/2015
CUBN stock begins trading on Nasdaq

2/21/2017
Expansion into Chattanooga

3/6/2017
Opens Green Hills branch in Davidson County

6/30/2017
$1 billion in assets

8/23/2017
Announced Merger with Community First & $25 million Private Placement

2006 — 2014 — 2015 — 2017

Total Assets ($mm)		2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	Q3 '17
	Reliant Bank	$111	$205	$317	$382	$379	$363	$385	$385	$450	$876	$912	$1,041
	Commerce Union Bank	$35	$98	$133	$148	$187	$209	$232	$253	$296			

Reliant Bank GROW TOGETHER

Source: SNL Financial and Company Filings

Reliant Bank Franchise Overview

Branch Network



ROBERTSON
Clarksville
MONTGOMERY
24
Springfield
SUMNER
Gallatin
CHEATHAM
DAVIDSON
Ashland City
Nashville
Lebanon
WILSON
DICKSON
40
Dickson
Brentwood
Franklin
WILLIAMSON
Murfreesboro
HICKMAN
65
RUTHERFORD
MAURY
Columbia
HAMILTON
Chattanooga
Full Service Branch (8)
Mortgage LPO (1)
LPO (2)

Q3 '17 Financial Summary

Market Information		
Price Per Share (10/27/17)	$24.95	
Market Cap. ($mm)	225	
Price / Tang. Book [3]	201	%
Balance Sheet ($mm)		
Total Assets	$1,041	
Loans Held for Investment	749	
Deposits	840	
Tangible Common Equity	125	
Loans Held for Investment / Deposits	89.2	%
MRQ Profitability		
Core ROAA [3]	0.91	%
Asset Quality		
NPAs / Loans + OREO	0.69	%
Reserves / NPLs	186.9	
Reserves / Loans Held for Investment	1.28	
Capital Ratios		
Tang. Com. Equity / Tang. Assets [3]	12.17	%
Leverage Ratio	12.58	
CET1 Ratio	14.63	
Tier 1 Capital Ratio	14.63	
Total Capital Ratio	15.75	
Loan Concentration		
C&D Loans / Total Bank Capital	88	%
CRE Loans / Total Bank Capital	213	

Key Franchise Highlights

- Commercially oriented bank headquartered in Brentwood, Tennessee
- Focused on fast growing Middle Tennessee markets coupled with recent expansion into Chattanooga, Tennessee
- 14th largest bank by deposits in the Nashville MSA[1] and 6th largest community bank[2] by deposits headquartered in the Nashville MSA
- Concentrated on building banking relationships; 80% of top 50 loan relationships have related deposits at the bank
- Experienced management team with extensive local market knowledge
- 12.1% insider ownership amongst management and the board of directors

Source: SNL Financial
Financial data as of or for the three months ended 9/30/17; ownership data as of most recently available; pricing data as of 10/27/17
Note: CUBN reserves / loans excludes mortgage loans held for sale
(1) The Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the "Nashville MSA")
(2) Community bank defined as institutions with total assets less than $10 billion
(3) Refer to appendix for "Reconciliation of non-GAAP financial measures"

Reliant Bank GROW TOGETHER

Experienced Management Team



DeVan D. Ard, Jr.
Chairman, President & CEO

- Former Area Executive in Middle Tennessee at AmSouth Bank
- Founder of Reliant Bank in 2006

35 years of banking experience / 12 years at CUBN* / 18 years in Middle TN



James Daniel Dellinger
CFO & Head of Investor Relations

- Former Chief Financial Officer at Premier Bank of Brentwood
- Former Chief Financial Officer at Erwin National Bank

25 years of banking experience / 12 years at CUBN* / 20 years in Middle TN



Gene Whittle
Executive VP, CCO

- Executive Vice President – Chief Credit Officer since 2010
- Former Executive Vice President and Chief Credit Officer at Avenue Bank

40 years of banking experience / 7 years at CUBN* / 37 years in Middle TN



Eddie Gammon
Executive VP, Director of Operations

- Executive Vice President – Director of Operations since March 2016
- Former Senior Vice President of Operations at IBERIABANK
- Former Senior Vice President – Director of Deposit Operations at Avenue Bank

32 years of banking experience / 1 year at CUBN* / 2 years in Middle TN



Alan Mims
Executive VP, CRO

- Executive Vice President – Chief Risk Officer since April 2017
- Former Senior Examiner and Case Manger for the Federal Reserve Bank of Atlanta

28 years of banking experience / 1 year at CUBN* / 1 year in Middle TN



John R. Wilson
Executive VP, CLO

- Executive Vice President – Chief Loan Officer
- Former Spring Hill Market President for Cumberland Bank

28 years of banking experience / 11 years at CUBN* / 28 years in Middle TN



Kim York
Executive VP, CSO

- Executive Vice President – Chief Strategy Office since March 2017
- Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union

22 years of banking experience / 1 year at CUBN* / 22 years in Middle TN

Source: SNL Financial
* Denotes years at CUBN or Reliant Bank

Nashville Deposit Market Share

Top 25 Deposit Market Share

Rank	Community Bank Rank (1)	Institution	Deposits ($mm)	Market Share
1	--	Bank of America Corp. (NC)	$8,965	15.6 %
2	--	Regions Financial Corp. (AL)	7,593	13.2
3	--	Pinnacle Financial Partners (TN)	7,142	12.4
4	--	SunTrust Banks Inc. (GA)	6,275	10.9
5	--	First Horizon National Corp. (TN)	3,936	6.9
6	1	Franklin Financial Network Inc (TN)	2,760	4.8
7	--	U.S. Bancorp (MN)	2,112	3.7
8	2	Wilson Bank Holding Co. (TN)	1,834	3.2
9	--	Fifth Third Bancorp (OH)	1,707	3.0
10	--	Wells Fargo & Co. (CA)	1,385	2.4
11	3	CapStar Financial Hlgs Inc. (TN)	1,134	2.0
12	4	FB Financial Corp. (TN)	1,085	1.9
13	5	First Farmers Merchants Corp. (TN)	879	1.5
14	6	Commerce Union Bancshares Inc. (TN)	840	1.5
15	7	Capital Bank Finl Corp (NC)	735	1.3
16	--	BB&T Corp. (NC)	541	0.9
17	8	First Farmers Bancshares Inc. (TN)	506	0.9
18	9	Renasant Corp. (MS)	490	0.9
19	--	Volunteer State Bcshs Inc. (TN)	457	0.8
20	10	Synovus Financial Corp. (GA)	445	0.8
21	--	Community First Inc. (TN)	427	0.7
22	11	Truxton Corporation (TN)	347	0.6
23	--	InsCorp Inc. (TN)	328	0.6
24	12	Citizens Bancorp Invt Inc. (TN)	320	0.6
25	13	Simmons First National Corp. (AR)	313	0.5
		Totals (1-25)	$52,557	91.6 %
		Totals (25-60)	3,985	7.6

Comparable Nashville Only Public Institutions

- Limited universe of public institutions with materially all of their franchise in the Nashville MSA

Ticker	FSB	CUBN	CSTR
Market Information			
Market Cap. ($mm)	$477	$225	$238
Price / Tang. Book (2)	163 %	196 %	184 %
Price / '18 EPS	11.6 x	20.0 x	19.2 x
Price / '19 EPS	11.0	16.9	17.4
Balance Sheet ($mm)			
Total Assets	$3,565	$1,041	$1,339
Total Gross Loans	2,128	769	1,028
Deposits	2,825	840	1,091
Loans / Deposits	75 %	91 %	94 %
MRQ Profitability			
Core ROAA (2) (3)	1.02 %	0.91 %	1.29 %
NIM (4)	3.08	4.08	3.29
Efficiency Ratio (2)	52.3	57.2	59.6
Asset Quality			
NPAs / Loans + OREO	0.27 %	0.69 %	0.43 %
Reserves / Loans	0.92	1.25	1.37
Capital Ratios			
TCE / TA	8.25 %	12.17 %	9.68 %
Leverage Ratio	8.58	12.58	10.36
CET1 Ratio	11.57	14.63	10.58
Tier 1 Capital Ratio	11.57	14.63	11.28
Total Capital Ratio	14.67	15.75	12.42
Loan Concentration			
C&D Loans / Total Bank Capital	138 %	88 %	54 %
CRE Loans / Total Bank Capital	248	213	260
Demographic Information			
Projected 2023 Household Income (5) ($)	$119,318	$108,872	$72,737

Dollars in millions
Source: SNL Financial, FactSet Research Systems, Inc., Company documents
Deposit market share data as of 6/30/17; financial data as of or for the three months ended 9/30/17; pricing data as of 10/27/17
Note: CUBN reserves / loans excludes mortgage loans held for sale
(1) Community bank defined as an institution with less than $10 billion in total assets
(2) Refer to appendix for "Reconciliation of non-GAAP financial measures"; CUBN efficiency ratio bank only excluding mortgage segment
(3) Core Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment
(4) Net interest margin for CUBN is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets
(5) Projected household income deposit weighted by county using current bank ownership numbers

Reliant Bank GROW TOGETHER

Nashville MSA Demographics

Nashville Market Highlights

- **Scale**
  - The Nashville MSA is expected to surpass the current size of Austin, Charlotte, Portland, and Denver regions by 2035, with a population of 2.6 million
  - The Nashville MSA is the 8th largest Southeast metropolitan area with a population exceeding 1.8 million as of July 2016
  - Population grew approximately 11.6% from 2010 through 2016 at 1.85% annually
  - Unemployment rate of 2.9% is below the national average of 4.1% as of April 2017
  - Median household income growth of 16.5% from 2000-2012
- **Strong Business Environment**
  - Ranked 4th in "The Best Big Cities for Jobs 2016"
  - 4th on Forbes' list of top cities for technology jobs and white collar job growth (2016)
  - Ranked 1st on Brookings Institution's list for city and state job growth in advanced industries (2016)
  - Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, and Ford Motor Credit
- **Passionate Sports Fan Base**
  - Nashville Predators
  - Tennessee Titans

'18 – '23 Projected Population Growth (%)


12.0%
9.0%
6.0%
3.0%
0.0%
8.1%
6.9%
4.5%
3.5%
CUBN(1)
Nashville MSA
Southeast
US

2023 Median Household Income (HHI) ($)


$120,000
$90,000
$60,000
$30,000
$0
$108,872
$72,149
$59,149
$66,452
CUBN(1)
Nashville MSA
Southeast
US

'18 – '23 Projected HHI Growth (%)


16.0%
12.0%
8.0%
4.0%
0.0%
12.4%
12.4 %
8.7 %
8.9 %
CUBN(1)
Nashville MSA
Southeast
US

Reliant Bank GROW TOGETHER

Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of Commerce

(1) CUBN deposit data weighted by county using current bank ownership numbers

Growing and Diversified Lending Platform

Loans Held for Investment ($mm)



CAGR: 12.3%
$800
$700
$600
$500
$400
$594
$617
$623
$649
$661
$667
$698
$720
$749
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Gross Loans Portfolio Composition



C&I 16%
State & Political 2%
Consumer & Other 3%
1-4 Family Construction 6%
Other C&D 9%
Agricultural Related Loans 5%
HELOCs 10%
1-4 Family - First Lien 15%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 13%
Non Owner-Occupied CRE 20%

C&D Portfolio



Office - General 3%
Retail - Non-Anchored Tenants 6%
Retail - Single Credit Tenant 1%
Self Storage < 1%
Other 1%
Commercial Construction - Owner-Occupied 2%
1 - 4 Family Residential - Builders / Non-Owner Occupied 29%
1 - 4 Family Residential Owner Occupied 9%
Total Land and Lots 26%
Land Dev. - Residential 4%
Apartment / Multi-Family 10%
Hotel / Motel 8%

Commercial Real Estate Portfolio (1)



Restaurant - National Franchise 5%
Restaurant - Other 1%
Retail - Single Credit Tenant 20%
Self Storage < 1%
Other 2%
Churches / Religious < 1%
Gas Station / C-Store 3%
Hotel / Motel 4%
Industrial / Warehouse 6%
Office - General 18%
Office Condo < 1%
Retail - Non-Anchored Tenants 40%

Dollars in millions
Source: SNL Financial, Company documents
Data as of or for the three months ended 9/30/17
Note: Loan portfolio composition utilizes call report categories based on collateral type
(1) Based upon non-owner occupied CRE portfolio as of 9/30/17

Reliant Bank GROW TOGETHER

Asset Quality

Nonperforming Assets



$10,000
$7,500
$5,000
$2,500
$0
1.40%
1.05%
0.70%
0.35%
0.00%
1.25%
1.18%
0.97%
0.98%
0.82%
$2,360
$2,345
$1,367
$1,347
$1,320
$6,122
$5,634
$5,497
$5,856
$4,950
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Nonaccruals ($000)
TDRs ($000)
OREO ($000)
NPAs / Loans + OREO (%)

Net Charge Offs (recoveries) / Average Loans (%) (1)



0.45%
0.30%
0.15%
0.00%
(0.15%)
0.02%
(0.05%)
0.24%
(0.03%)
0.17%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Reliant Bank GROW TOGETHER

Data as of or for the three months ended each respective quarter

(1) Data has been annualized

Deposit Portfolio

Deposit Composition – 9/30/17



Demand Deposits 16%
Interest Bearing Demand 9%
Money Market & Savings 23%
Time Deposits 51%

Deposit Composition	Amount	% of Total
Demand Deposits	$132.1	15.7 %
Interest Bearing Demand	79.4	9.4
Money Market & Savings	197.5	23.5
Time Deposits	431.8	51.4
Total Deposits	**$840.8**	**100.0 %**

Non-Interest Bearing Deposit Growth



$160
$135
$110
$85
$60
$96
$111
$116
$135
$140
$135
$136
$137
$132
Q3 '15
Q4'15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Deposit Growth & Cost of Deposits (%)



$1,300
$1,100
$900
$700
$500
0.80%
0.60%
0.40%
0.20%
0.00%
0.39%
0.39%
0.39%
0.38%
0.39%
0.43%
0.46%
0.53%
0.65%
$609
$640
$658
$648
$660
$764
$826
$840
$840
Q3 '15
Q4' 15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Deposits
Cost of Deposits

Reliant Bank GROW TOGETHER

Dollars in millions
Data as of or for the three months ended the date indicated

Historical Profitability Trends

Core ROAA (1) (%)



1.20%
0.90%
0.60%
0.30%
0.00%
1.01%
0.99%
0.90%
0.92%
0.91%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Reported NIM (2) (%)



4.50%
4.25%
4.00%
3.75%
3.50%
3.98%
4.03%
4.01%
4.01%
4.08%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Retail Banking Non-Interest Income (3) / Average Assets (%)



0.60%
0.45%
0.30%
0.15%
0.00%
0.46%
0.10%
0.26%
0.24%
0.20%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Retail Banking Non-Interest Expense (3) / Average Assets (%)



3.00%
2.75%
2.50%
2.25%
2.00%
2.53%
2.45%
2.47%
2.52%
2.67%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Source: SNL Financial
Data as of or for the three months ended each respective quarter

(1) Core Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment; refer to appendix for "Reconciliation of non-GAAP financial measures"
(2) Net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets
(3) Per segment reporting; excludes impact of mortgage joint venture

Reliant Bank
GROW TOGETHER

Capital & Liquidity Position

TCE / TA [1] (%)


12.00%
11.25%
10.50%
9.75%
9.00%
10.60%
10.45%
10.18%
10.07%
12.17%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Gross Loans / Deposits (%)


110.0%
100.0%
90.0%
80.0%
70.0%
102.4%
88.8%
85.6%
87.1%
91.5%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Leverage Ratio (%)


12.60%
12.00%
11.40%
10.80%
10.20%
11.03%
10.86%
10.81%
10.47%
12.58%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Total Risk Based Capital Ratio (%)


15.95%
15.15%
14.35%
13.55%
12.75%
14.26%
14.22%
13.81%
13.43%
15.75%
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Reliant Bank
GROW TOGETHER

Source: SNL Financial
Data as of or for the three months ended each respective quarter
(1) Refer to appendix for "Reconciliation of non-GAAP financial measures"

Reliant Bank
GROW TOGETHER

Merger of Commerce Union Bancshares, Inc. & Community First, Inc.

August 23, 2017

COMMUNITY FIRST BANK & TRUST
Expect more from your bank.

Transaction Rationale

- Both parties view the merger as strategically compelling
  - Creates the 4th largest bank headquartered in the Nashville MSA(1)
  - Both management teams to have roles in combined franchise
  - Operate as one bank with one brand as Reliant Bank
  - Leverage strengths of both companies

- Improved financial position of combined company
  - Expansion of funding platform and improved liquidity position
  - Stronger profitability levels and lower efficiency ratio
  - Immediately accretive to EPS, with no tangible book value dilution, inclusive of this capital raise
  - Reduces C&D and CRE loan concentration ratios, inclusive of this capital raise

- Risk mitigants
  - In-Market acquisition with like-minded community bank
  - Pro forma capital ratios exceed "well capitalized" and loan concentrations below regulatory guidelines
  - Extensive due diligence and conservative credit mark
  - Acquisition experience

Source: SNL Financial
Deposit data as of 6/30/17
(1) Based upon deposit market share; the Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the "Nashville MSA")

Overview of Transaction Terms

Acquirer / Target	▪ Commerce Union Bancshares, Inc. (Nasdaq: CUBN) / Community First, Inc. ("Community First")
Proposed Holding Company Name (1)	▪ Reliant Bancorp, Inc. (Nasdaq: RBNC)
Consideration Mix	▪ 100% stock
Exchange Ratio	▪ 0.481 shares of CUBN stock per Community First common share
Implied Deal Value per Share (2)	▪ $11.77
Implied Aggregate Deal Value (2) (3)	▪ $59.1 million
Price / Tangible Book Value (%)	▪ 186%
Community First Management	▪ Community First's CEO, Louis E. Holloway, to be named Chief Operating Officer of combined company
Board Seats	▪ 3 directors from Community First to join the combined company board of directors, including Louis E. Holloway, Robert E. "Brown" Daniel, and Rusty Vest
Pro Forma Ownership (3) (4) (5)	▪ CUBN 76.5% / Community First 23.5%
Required Approvals	▪ Customary regulatory approvals and shareholder approvals from both CUBN & Community First
Expected Closing	▪ First quarter of 2018

(1) At closing and pending CUBN shareholder approval, holding company name will be changed to Reliant Bancorp, Inc.
(2) Based on CUBN's closing price of $24.47 as of 8/15/17
(3) Assumes 5,025,199 common shares of Community First outstanding as of 6/30/17
(4) Assumes 7,839,562 common shares of CUBN outstanding as of 6/30/17
(5) Excludes impact of capital raise

Overview of Community First, Inc.



Nashville
Cheatham
Dickson
Davidson
Humphreys
Brentwood
Lyles
Franklin
Hickman
Williamson
Centerville
Thompson's Station
Rutherford
Maury
Columbia
Bedford
Lewis
Mt Pleasant
Marshall
Branches (7)

Financial Highlights

Balance Sheet ($mm)		
Total Assets	$477	
Total Loans	316	
Deposits	423	
Loans / Deposits	74.7	%
% Core Deposits	95.3	
Profitability		
Core ROAA [1]	0.64	%
Yield on Loans	5.00	
Cost of Deposits	0.50	
Net Interest Margin	3.62	
Noninterest Income / Avg. Assets	0.13	
Efficiency Ratio [1]	73.5	
Asset Quality		
NPAs / Assets	0.98	%
Reserves / NPLs	1.85	x
Reserves / Loans	1.23	
Capital Ratios		
Tang. Com. Equity / Assets [1]	6.84	%
Bank Leverage Ratio	9.41	
Bank CET1 Ratio	13.41	
Bank Tier 1 Capital Ratio	13.41	
Bank Total Capital Ratio	14.59	
Loan Concentration		
C&D Loans / Total Bank Capital	50	%
CRE Loans / Total Bank Capital	221	

Key Franchise Facts

- Headquartered in Columbia, Tennessee with 7 branches across the Nashville MSA
- Founded in 1999
- Largest bank by deposits in Hickman county
- Second largest bank by deposits in Maury county
- 42% insider ownership amongst management and the Board of Directors

Dollars in millions
Source: SNL Financial
Data as of or for the three months ended 9/30/17; deposit market share data as of 6/30/17; ownership data as of 4/3/17
Note: regulatory capital ratios bank level
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000
(1) Refer to appendix for "Reconciliation of non-GAAP financial measures"

Improvement in Community First's Loan Portfolio

Loan Portfolio

December 31, 2007



Consumer & Other 5%
1-4 Family Construction 11%
Other C&D 20%
Agricultural Related Loans 2%
HELOCs 8%
1-4 Family - First Lien 18%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 11%
Non Owner-Occupied CRE 12%
C&I 10%

Total Loans: $448 million

September 30, 2017



Consumer & Other 2%
1-4 Family Construction 4%
Other C&D 4%
Agricultural Related Loans 3%
HELOCs 3%
1-4 Family - First Lien 33%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 21%
Non Owner-Occupied CRE 22%
C&I 5%

Total Loans: $316 million

Consistent Reduction in Problem Credits Since 2011

NPAs ($mm)



$80
$60
$40
$20
$0
$11
$39
$65
$74
$54
$46
$30
$18
$13
$5
$6
$5
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q1 '17
Q2 '17
Q3 '17

NCOs ($mm)



$15
$10
$5
$0
($5)
$3
$7
$10
$11
$13
$2
$2
($1)
($0)
$0
$0
($0)
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q1 '17
Q2 '17
Q3 '17

Reliant Bank GROW TOGETHER

Source: SNL Financial
Data as of or for the twelve months ended for each respective year; Q1 '17, Q2 '17, and Q3 '17 data as of the three months ended 3/31/17, 6/30/17 and 9/30/17, respectively
Note: NPAs defined as nonaccrual loans and leases, renegotiated loans and leases and other real estate owned

COMMUNITY FIRST BANK & TRUST

Creating Nashville's Local Bank

Nashville, TN MSA



ROBERTSON
#4
SUMNER
#10
MONTGOMERY
CHEATHAM
DAVIDSON
#26
DICKSON
WILSON
WILLIAMSON
#6
HICKMAN
#1
RUTHERFORD
MAURY
#2

Top 10 deposit market share rank in 5 out of 6 counties of operation

Nashville, TN MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp.	$8,965	15.62 %	32
2	Regions Financial Corp.	7,593	13.23	66
3	Pinnacle Financial Partners	7,142	12.44	30
4	SunTrust Banks Inc.	6,275	10.93	44
5	First Horizon National Corp.	3,936	6.86	42
6	Franklin Financial Network Inc	2,760	4.81	12
7	U.S. Bancorp	2,112	3.68	54
8	Wilson Bank Holding Co.	1,834	3.20	24
9	Fifth Third Bancorp	1,707	2.97	33
10	Wells Fargo & Co.	1,385	2.41	12
	Pro Forma	**1,268**	**2.20**	**15**
11	CapStar Financial Hlgs Inc.	1,134	1.98	5
12	FB Financial Corp.	1,085	1.89	14
13	First Farmers Merchants Corp.	879	1.53	16
14	**Commerce Union Bancshares Inc.**	**840**	**1.46**	**8**
15	Capital Bank Finl Corp	735	1.28	17
21	**Community First Inc.**	**428**	**0.74**	**7**

Deposit Market Share by County

	CUBN		Community		Pro Forma	
County	Deposits ($mm)	Rank	Deposits ($mm)	Rank	Deposits ($mm)	Rank
Williamson	$560	6	$30	25	$589	6
Maury	-	-	277	2	277	2
Sumner	139	10	-	-	139	10
Hickman	-	-	121	1	121	1
Robertson	99	4	-	-	99	4
Davidson	43	26	-	-	43	26
Total	**$840**		**$428**		**$1,268**	

Reliant Bank GROW TOGETHER

Source: SNL Financial
Deposit data as of 6/30/17

COMMUNITY FIRST BANK & TRUST

Superior Franchise Demographics

- ~79% of our combined franchise is projected to have population growth greater than the Nashville MSA
- ~90% of our combined franchise is projected to have population growth greater than the entire state of Tennessee and the United States

	Deposit Information		Population & Population Growth Information		
County	Pro Forma Deposits ($mm)	% of Franchise (%)	2018 Population (000s)	'10 - '18 Pop. Growth (%)	'18 - '23 Projected Pop. Growth (%)
Williamson	$588	46 %	229	25.0 %	9.2 %
Maury	277	22	93	14.8	7.6
Sumner	139	11	185	15.4	7.3
Hickman	121	10	24	(1.6)	1.0
Robertson	99	8	70	5.7	4.2
Davidson	43	3	697	11.2	5.7
Total	$1,267	100 %	1,299	17.2 %	7.3 %
Nashville MSA	$1,267	100 %	1,917	14.7 %	6.9 %
State of Tennessee				6.0	3.9
Southeast [(2)]				7.6	4.5
Nationwide				5.8	3.5

2023 Projected Median Household Income (HHI) ($)



$125,000
$105,000
$85,000
$65,000
$45,000
$108,872
$92,929
$72,149
$56,371
$59,149
$66,452
Standalone(1)
Pro Forma(1)
Nashville MSA
Tennessee
Southeast(2)
US

Source: SNL Financial
Deposit data as of 9/30/2017
(1) Demographic data deposit weighted by county
(2) Southeast includes the following states: Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia

Reliant Bank GROW TOGETHER

COMMUNITY FIRST BANK & TRUST

Extensive Due Diligence Conducted

- Close coordination with Community First's management team in all aspects of strategy and operations
- Risk management analysis done by Commerce Union's senior management, including CEO, President, CFO, CCO, Director of Operations, CRO, CLO, and CSO
- Comprehensive credit review of Community First's loan portfolio, utilizing both internal and external resources
  - All performing loans with exposure greater than $1,000,000
  - Internally classified loans (Special Mention or worse) with exposure greater than or equal to $500,000
  - Loans deemed impaired by Community First with exposure equal to or greater than $100,000 but less than $1,000,000
  - In total, 57% of the loan portfolio by total loan amounts was reviewed
- All OREO properties individually evaluated for impairment
  - Known material environmental issues are being addressed
- Thorough balance sheet and liquidity analysis
- 3rd party accounting firm completed thorough analysis on Community First's $9.8 million net deferred tax asset
  - Expect no impairment of Community First's deferred tax asset under Section 382
  - Expect $2 million DTA impairment related to state net operating losses due to loss of target's charter

Community First's Core Earnings Capacity

- Baseline earnings of $4.6 million
- Excludes revenue synergies opportunities
- Excludes ability to leverage excess liquidity of a 72% loan / deposit ratio

LTM Core Earnings Reconciliation ($mm)



$6.0
$4.5
$3.0
$1.5
$0.0
$3.7
$1.6
$0.0
$2.1
$2.5
$4.6
Net Income
Less: AT Gain on Acquisition of Sub Debt
Less: AT Gain on Securities
Adjusted Net Income
27.5% AT Expense Saves (1)
Adjusted Net Income

Source: SNL Financial
Data for the twelve months ended 6/30/17
Note: After tax ("AT"), based upon a 35% federal corporate tax rate
(1) Based on Community First's reported LTM non-interest expense of $14.0 million (normalized to exclude OREO expenses), inclusive of 100% realization for illustrative purposes

Key Transaction Assumptions

Cost Savings	▪ Estimated noninterest expense savings of 27.5% – 75% realization during 2018 – 100% achieved in 2019 and thereafter
Transaction Expenses	▪ Estimated one-time transaction expenses of $4.5 million (after-tax)
Loan Mark	▪ Gross loan mark of $7.1 million (2.25% of gross loans)
Other Marks	▪ $4.5 million write up to trust preferred securities ▪ $1.1 million mark on OREO (~38%)
CDI	▪ Core deposit intangible of 1.50% of transaction accounts; amortized straight-line over 10 years
Deferred Tax Asset Impact	▪ $2 million impairment to Community First's DTA
Revenue Synergies	▪ None modeled; although significant opportunities identified

Estimated Pro Forma Financial Metrics

Key Transaction Impacts to CUBN [1]		
Scenarios:	**M&A**	**M&A + Capital**
2018 & 2019 EPS Impact	Low Double-Digit Accretion	Low Single-Digit Accretion
IRR	Exceeds Internal Thresholds	Exceeds Internal Thresholds
Initial Tangible Book Value Impact	Mid Single-Digit Dilution	Slight Accretion
Tangible Book Value Earnback Period	< 3.5 years	None

	Pro Forma at Close [1]	
Scenarios:	**M&A**	**M&A + Capital**
Capital Ratios		
TCE / TA	8.6%	10.0%
Leverage Ratio	9.1%	10.5%
Common Equity Tier 1 Ratio	10.8%	12.7%
Tier 1 Ratio	11.5%	13.4%
Total Risk-Based Ratio	12.3%	14.2%
Loan Concentration [2]		
C&D / Total Capital	102%	88%
CRE / Total Capital	265%	229%

(1) Estimated financial impact is presented solely for illustrative purposes. Includes purchase accounting marks, deal related expenses and capital raise
(2) Bank level total capital

Combined Company Overview

Pro Forma Footprint



ROBERTSON
Clarksville
MONTGOMERY
24
Springfield
SUMNER
Gallatin
CHEATHAM
Ashland City
DAVIDSON
Nashville
Lebanon
WILSON
DICKSON
Dickson
40
Brentwood
WILLIAMSON
Franklin
Murfreesboro
HICKMAN
65
RUTHERFORD
MAURY
Columbia
HAMILTON
Chattanooga
CUBN Branches (8)
Community First Branches (7)
CUBN Mortgage LPO (1)
CUBN LPO (2)

Pro Forma at Close

Balance Sheet (1)	
Total Assets	$1.6 Billion
Gross Loans	1.1
Deposits	1.3
Tang. Com. Equity	152.8 Million
Loans / Deposits	81.6 %
Capital	
Tang. Com. Equity / Assets	10.0 %
Leverage Ratio	10.5
CET1 Ratio	12.7
Tier 1 Capital Ratio	13.4
Total Capital Ratio	14.2
Loan Concentration	
C&D Concentration	88 %
CRE Concentration	229
Valuation	
Market Cap	~$270 Million
Price / Pro Forma TBV per Share	186 %

Reliant Bank GROW TOGETHER

(1) Estimated financial impact is presented solely for illustrative purposes. Includes purchase accounting marks, deal related expenses and capital raise

COMMUNITY FIRST BANK & TRUST

Summary

- Ideal combination of strategic and financial attractiveness to all parties
  - Will create long-term value for both Commerce Union & Community First shareholders
- Creates an incredibly valuable Tennessee bank
  - Concentration in one of the most attractive metropolitan markets of Nashville
  - Increasing exposure into the Chattanooga market
- Experienced management team and dedicated board of directors with ties to the local community
  - Pro forma organization combines individuals from both Commerce Union & Community First
- Combined company offers enhanced growth and profitability outlook
- Lower risk, given in-market acquisition and significant due diligence
- Positions company well for the future

Reliant Bank
GROW TOGETHER

Appendix

Pro Forma Loan Portfolio (GAAP)

CUBN



State & Political 2%
Consumer & Other 3%
1-4 Family Construction 6%
Other C&D 9%
Agricultural Related Loans 5%
HELOCs 10%
1-4 Family - First Lien 15%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 13%
Non Owner-Occupied CRE 20%
C&I 16%

Loan Portfolio	Amount	% of Total
1-4 FamilyConstruction	$44.1	5.7 %
Other C&D	72.0	9.4
Agricultural Related Loans	40.8	5.3
HELOCs	79.2	10.3
1-4 Family- First Lien	116.5	15.2
1-4 Family- Junior Lien	3.6	0.5
Multifamily	4.4	0.6
Owner-Occupied CRE	98.7	12.8
Non Owner-Occupied CRE	155.0	20.2
C&I	123.4	16.1
State & Political	11.5	1.5
Consumer & Other	19.7	2.6
Gross Loans & Leases	$768.9	100.0 %

Yield on Total Loans: 4.82%

Community First



C&I 5%
Consumer & Other 2%
1-4 Family Construction 4%
Other C&D 4%
Agricultural Related Loans 3%
HELOCs 3%
1-4 Family - First Lien 33%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 21%
Non Owner-Occupied CRE 22%

Loan Portfolio	Amount	% of Total
1-4 FamilyConstruction	$11.9	3.8 %
Other C&D	12.1	3.8
Agricultural Related Loans	8.5	2.7
HELOCs	10.1	3.2
1-4 Family- First Lien	103.5	32.7
1-4 Family- Junior Lien	2.4	0.8
Multifamily	8.1	2.6
Owner-Occupied CRE	65.9	20.9
Non Owner-Occupied CRE	70.6	22.3
C&I	16.6	5.2
State & Political	0.0	0.0
Consumer & Other	6.4	2.0
Gross Loans & Leases	$316.1	100.0 %

Yield on Total Loans: 5.00%

Pro Forma (1)



C&I 13%
State & Political 1%
Consumer & Other 2%
1-4 Family Construction 5%
Other C&D 8%
Agricultural Related Loans 5%
HELOCs 8%
1-4 Family - First Lien 20%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 15%
Non Owner-Occupied CRE 21%

Loan Portfolio	Amount	% of Total
1-4 FamilyConstruction	$55.9	5.2 %
Other C&D	84.1	7.7
Agricultural Related Loans	49.3	4.5
HELOCs	89.3	8.2
1-4 Family- First Lien	220.0	20.3
1-4 Family- Junior Lien	6.0	0.6
Multifamily	12.5	1.2
Owner-Occupied CRE	164.7	15.2
Non Owner-Occupied CRE	225.7	20.8
C&I	140.0	12.9
State & Political	11.5	1.1
Consumer & Other	26.1	2.4
Gross Loans & Leases	$1,085.0	100.0 %

Reliant Bank GROW TOGETHER

Dollars in millions
Source: SNL Financial
Data bank level as of or for the three months ended 9/30/17
(1) Excludes purchase accounting adjustments

COMMUNITY FIRST BANK & TRUST

Pro Forma Deposit Portfolio (GAAP)

CUBN


Demand Deposits 16%
NOW Accounts 9%
Money Market & Savings 23%
Time Deposits 51%

Deposit Composition	Amount	% of Total
Demand Deposits	$132.1	15.7 %
NOW Accounts	79.4	9.4
Money Market & Savings	197.5	23.5
Time Deposits	431.8	51.4
Total Deposits	**$840.8**	**100.0 %**

Cost of Total Deposits: 0.65%

Community First


Demand Deposits 19%
NOW Accounts 15%
Money Market & Savings 30%
Time Deposits 36%

Deposit Composition	Amount	% of Total
Demand Deposits	$81.6	19.3 %
NOW Accounts	62.9	14.9
Money Market & Savings	128.3	30.3
Time Deposits	150.6	35.6
Total Deposits	**$423.3**	**100.0 %**

Cost of Total Deposits: 0.50%

Pro Forma


Demand Deposits 17%
NOW Accounts 11%
Money Market & Savings 26%
Time Deposits 46%

Deposit Composition	Amount	% of Total
Demand Deposits	$213.7	16.9 %
NOW Accounts	142.3	11.3
Money Market & Savings	325.8	25.8
Time Deposits	582.4	46.1
Total Deposits	**$1,264.1**	**100.0 %**

Reliant Bank GROW TOGETHER

Dollars in millions
Source: SNL Financial and Call Report
Data as of or for the three months ended 9/30/17

COMMUNITY FIRST BANK & TRUST

Reconciliation of Non-GAAP Financial Measures

Commerce Union Bancshares, Inc. Core Return on Average Assets							
			Three months ended,				
	Year ended,		September 30,	December 31,	March 31,	June 30,	September 30,
(Dollars in thousands)	2015	2016	2016	2016	2017	2017	2017
Net Income Before Extraordinary Items	$5,982	$7,897	$1,763	$1,439	$1,559	$1,794	$1,840
Non-Core Items:							
Less Net income or (loss) attributable to noncontrolling interest	407	(1,039)	(605)	(532)	(499)	(393)	(6)
Less: Realized gain / (loss) on securities [(1)]	(252)	23	192	(208)	23	15	--
Less: Non-recurring Items [(1)]	(552)	(53)	(9)	(5)	--	--	(398)
Add: Amortization of intangibles & goodwill impairment [(1)]	195	231	58	58	58	58	44
Core Net Income	$6,574	$9,197	$2,243	$2,242	$2,093	$2,230	$2,288
Average Assets	$733,651	$885,074	$885,127	$902,547	$926,282	$972,112	$1,010,536
Core Return on Average Assets	0.90%	1.04%	1.01%	0.99%	0.90%	0.92%	0.91%

Reliant Bank GROW TOGETHER

(1) Assumes a 35% tax rate

Reconciliation of Non-GAAP Financial Measures (cont.)

Community First, Inc. Core Return on Average Assets			
	Year ended,		Three months ended, September 30
(Dollars in thousands)	2015	2016	2017
Net Income Before Extraordinary Items	$17,407	$3,992	$744
Non-Core Items:			
Less Net income or (loss) attributable to noncontrolling interest	--	--	--
Less: Realized gain / (loss) on securities [(1)]	7	147	--
Less: Non-recurring Items [(1)]	--	1625	--
Add: Amortization of intangibles & goodwill impairment [(1)]	89	89	22
Core Net Income	$17,490	$2,309	$766
Average Assets	$454,953	$473,741	$475,618
Core Return on Average Assets	3.84%	0.49%	0.64%

Reliant Bank GROW TOGETHER

(1) Assumes a 35% tax rate

COMMUNITY FIRST BANK & TRUST

Reconciliation of Non-GAAP Financial Measures (cont.)

Commerce Union Bancshares, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share							
	Year ended,		Three months ended,				
(Dollars in thousands)	2015	2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Tangible Assets							
Total assets	$876,404	$911,984	$920,020	$911,984	$962,465	$1,003,950	$1,041,180
Less: Goodwill	11,404	11,404	11,404	11,404	11,404	11,404	11,404
Less: Core deposit intangibles	1,938	1,582	1,671	1,582	1,493	1,404	1,336
Tangible Assets	$863,062	$898,998	$906,945	$898,998	$949,568	$991,142	$1,028,440
Tangible Common Equity							
Total shareholders' equity	$96,751	$106,919	$109,232	$106,919	$109,595	$112,589	$137,944
Less: Total preferred equity	--	--	--	--	--	--	--
Total Common equity	$96,751	$106,919	$109,232	$106,919	$109,595	$112,589	$137,944
Less: Goodwill	11,404	11,404	11,404	11,404	11,404	11,404	11,404
Less: Core deposit intangibles	1,938	1,582	1,671	1,582	1,493	1,404	1,336
Tangible Common Equity	$83,409	$93,933	$96,157	$93,933	$96,698	$99,781	$125,204
Common Shares Outstanding	7,279,620	7,778,309	7,763,351	7,778,309	7,826,450	7,839,562	9,022,098
Tangible Book Value per Share	$11.46	$12.08	$12.39	$12.08	$12.36	$12.73	$13.88
Tangible Common Equity / Tangible Assets	9.66%	10.45%	10.60%	10.45%	10.18%	10.07%	12.17%

Reliant Bank GROW TOGETHER

Reconciliation of Non-GAAP Financial Measures (cont.)

Community First, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share			
	Year ended,		Three months ended, June 30,
(Dollars in thousands)	2015	2016	2017
Tangible Assets			
Total assets	$469,940	$474,511	$476,724
Less: Goodwill	--	--	--
Less: Core deposit intangibles	941	804	699
Tangible assets	$468,999	$473,707	$476,025
Tangible Common Equity			
Total shareholders' equity	$22,965	$30,244	$33,253
Less: Total preferred equity	11,905	--	--
Total common equity	$11,060	$30,244	$33,253
Less: Goodwill	--	--	--
Less: Core deposit intangibles	941	804	699
Tangible Common Equity	$10,119	$29,440	$32,554
Common Shares Outstanding	3,275,900	4,998,788	5,025,199
Tangible Book Value per Share	$3.09	$5.89	$6.48
Tangible Common Equity / Tangible Assets	2.16%	6.21%	6.84%

Reliant Bank GROW TOGETHER

COMMUNITY FIRST BANK & TRUST Expect more from your bank

Reconciliation of Non-GAAP Financial Measures (cont.)

Commerce Union Bancshares, Inc. Retail Banking Profitability					
	Three months ended,				
(Dollars in thousands)	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Retail Banking Non-Interest Income (1)	$1,024	$228	$594	$594	$516
Retail Banking Non-Interest Expense (1)	$5,600	$5,526	$5,719	$6,115	$6,748
Average Assets	$885,127	$902,547	$926,282	$972,112	$1,010,536
Retail Banking Non-Interest Income / Average Assets	0.46%	0.10%	0.26%	0.24%	0.20%
Retail Banking Non-Interest Expense / Average Assets	2.53%	2.45%	2.47%	2.52%	2.67%

(1) Excludes impact of mortgage joint venture

Reconciliation of Non-GAAP Financial Measures (cont.)

Commerce Union Bancshares, Inc. Retail Banking Efficiency Ratio			
	Year ended		Three months ended,
(Dollars in thousands)	December 31, 2015	December 31, 2016	September 30, 2017
Operating Expense			
Total noninterest expense	$19,590	$22,327	$5,747
Less: Other real estate owned expense	110	70	--
Less: Amortization of intangible assets	300	356	--
Operating Expense	$19,180	$21,901	$5,747
Operating Revenue			
Net interest income	$25,931	$32,035	$8,924
FTE adjustment for tax exempt interest income	--	--	$566
Total noninterest income	1,383	2,481	516
Less: Gains on sale of securities available for sale	(388)	36	--
Less: Gain on sale of other real estate owned	6	301	1
Less: Gain (Loss) on disposal of premises and equipmer	--	--	50
Total noninterest income	1,765	2,144	1,131
Operating Revenue	$27,696	$34,179	$10,055
Efficiency Ratio	69.3%	64.1%	57.2%

Excludes impact of mortgage joint venture

Reconciliation of Non-GAAP Financial Measures (cont.)

Community First, Inc. Efficiency Ratio			
	Year ended		Three months ended,
(Dollars in thousands)	December 31, 2015	December 31, 2016	September 30, 2017
Operating Expense			
Total noninterest expense	$14,438	$14,259	$3,330
Less: Other real estate owned expense	871	222	--
Less: Amortization of intangible assets	137	137	34
Operating Expense	$13,430	$13,900	$3,296
Operating Revenue			
Net interest income	$14,379	$14,606	$3,858
Total noninterest income	2,514	5,360	629
Less: Gains on sale of securities available for sale	10	226	--
Less: Gain on acquisition of subordinate debentures	--	2,500	--
Total noninterest income	2,504	2,634	629
Operating Revenue	$16,883	$17,240	$4,487
Efficiency Ratio	79.5%	80.6%	73.5%

Reconciliation of Non-GAAP Financial Measures (cont.)

CapStar Financial Holdings, Inc. Tangible Common Equity to Tangible Assets

(Dollars in thousands)	Three months ended, September 30, 2017
Tangible Assets	
Total assets	$1,338,559
Less: Goodwill	6,219
Less: Core deposit intangibles	33
Tangible Assets	$1,332,307
Tangible Common Equity	
Total shareholders' equity	$144,204
Less: Total preferred equity	9,000
Total common equity	135,204
Less: Goodwill	6,219
Less: Core deposit intangibles	33
Tangible Common Equity	$128,952
Tangible Common Equity / Tangible Assets	9.68%
Common Shares Outstanding	11,346,498
Tangible Book Value per Share	$11.36

CapStar Financial Holdings, Inc. Efficiency Ratio

(Dollars in thousands)	Three months ended, June 30, 2017
Operating Expense	
Total noninterest expense	$8,475
Less: Other real estate owned expense	--
Less: Amortization of intangible assets	11
Operating Expense	$8,464
Operating Revenue	
Net interest income	$10,843
Total noninterest income	3,363
Less: Gains on sale of securities available for sale	--
Less: Gain on acquisition of subordinate debentures	--
Total noninterest income	3,363
Operating Revenue	$14,206
Efficiency Ratio	59.6%

CapStar Financial Holdings, Inc. Core Return on Average Assets

(Dollars in thousands)	Three months ended, June 30, 2017
Net Income (Loss) Before Extraordinary Items	$4,419
Non-Core Items:	
Less Net income attributable to noncontrolling interest	–
Less: Realized gain / (loss) on securities (1)	9
Less: Non-recurring Items (1)	–
Add: Amortization of intangibles & goodwill impairment (1)	11
Core Net Income (Loss)	$4,421
Average Assets	$1,367,993
Core Return on Average Assets	1.29%

Reliant Bank GROW TOGETHER

Source: SEC Filings
(1) Assumes a 35% tax rate

Reconciliation of Non-GAAP Financial Measures (cont.)

Franklin Financial Network, Inc. Tangible Common Equity to Tangible Assets	
(Dollars in thousands)	Three months ended, June 30, 2017
Tangible Assets	
Total assets	$3,565,278
Less: Goodwill	9,124
Less: Core deposit intangibles	1,116
Tangible Assets	$3,555,038
Tangible Common Equity	
Total shareholders' equity	$303,594
Less: Total preferred equity	–
Total common equity	303,594
Less: Goodwill	9,124
Less: Core deposit intangibles	1,116
Tangible Common Equity	$293,354
Tangible Common Equity / Tangible Assets	8.25%
Common Shares Outstanding	13,209,055
Tangible Book Value per Share	$22.21

Franklin Financial Network, Inc. Efficiency Ratio	
(Dollars in thousands)	Three months ended, June 30, 2017
Operating Expense	
Total noninterest expense	$15,294
Less: Other real estate owned expense	--
Less: Amortization of intangible assets	115
Operating Expense	$15,179
Operating Revenue	
Net interest income	$25,789
Total noninterest income	3,235
Less: Gains on sale of securities available for sale	--
Less: Gain on acquisition of subordinate debentures	--
Less: Net gain on sale of foreclosed assets	--
Total noninterest income	3,235
Operating Revenue	$29,024
Efficiency Ratio	52.3%

Franklin Financial Network, Inc. Core Return on Average Assets	
(Dollars in thousands)	Three months ended, June 30, 2017
Net Income Before Extraordinary Items	$8,889
Non-Core Items	
Less Net income attributable to noncontrolling interest	–
Less: Realized gain / (loss) on securities [1]	228
Less: Non-recurring Items [1]	–
Add: Amortization of intangibles & goodwill impairment [1]	75
Core Net Income	$8,736
Average Assets	$3,426,864
Core Return on Average Assets	1.02%

Reliant Bank GROW TOGETHER

Source: SEC Filings

(1) Assumes a 35% tax rate